File Number: 333-89354

						Filed Pursuant to Rule 497(e) of
						the Securities Act of 1933



								May 23, 2012




			Pioneer Fundamental Growth Fund

	Supplement to the Prospectus and Summary Prospectus, each dated
				March 30, 2012


Pioneer has agreed contractually to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.09% of the average daily net assets attributable to Class A Shares. The expense limit will be in effect through August 1, 2013.









					25729-00-0512
					(c)2012 Pioneer Funds Distributor, Inc.
					Underwriter of Pioneer mutual funds
					Member SIPC